united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23798

Flat Rock Enhanced Income Fund

(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – June 30, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2024

Flat Rock Enhanced Income Fund

FLAT ROCK GLOBAL

Where Investors Come First

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2024

INVESTMENT OBJECTIVE

Flat Rock Enhanced Income Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of June 30, 2024

	6 Months	1 Year	Since Inception(1)
Flat Rock Enhanced Income Fund(2)	7.70%	15.92%	15.06%
Bloomberg US Corporate High Yield Index(3)	2.58%	10.44%	10.35%
S&P BDC Total Return Index(4)	10.55%	25.39%	25.10%

(1)     The Fund’s inception date was on January 3, 2023.

(2)     Performance returns are net of management fees and other Fund expenses.

(3)    The Bloomberg US Corporate High Yield Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds.

(4)    The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay

Semi-Annual Report | June 30, 2024	1

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2024

distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of June 30, 2024*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2024

% of Net Assets
Monroe Capital MML CLO Ltd., Series 24-1A	8.06%
Lake Shore MM CLO II Ltd., Series 19-2A	5.92%
Churchill Middle Market CLO Ltd., Series 2019-1A	5.57%
HPS Private Credit CLO LLC, Series 2024-2A	5.56%
ABPCI Direct Lending Fund ABS III LLC, Series 2023-1A	5.55%
Lake Shore MM CLO V LLC, Series 22-1A	5.43%
Blackrock Mt. Hood CLO X LLC, Series 2023-1A	5.12%
First American Government Obligations Fund, Class X	5.08%
ABPCI Direct Lending Fund CLO Ltd., Series 2019-5A	4.85%
Brightwood Capital MM CLO Ltd., Series 2020-1A	4.46%

*      Holdings are subject to change and exclude cash equivalents.

2	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2024

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on January 3, 2023 (commencement of operations) and tracking its progress through June 30, 2024.

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
1/3/23
1/31/23
2/28/23
3/31/23
4/30/23
5/31/23
6/30/23
7/31/23
8/31/23
9/30/23
10/31/23
11/30/23
12/31/23
1/31/24
2/29/24
3/31/24
4/30/24
5/31/24
6/30/24
Flat Rock Enhanced Income Fund – $12,321
S&P BDC Total Return Index – $13,962
Bloomberg US Corporate High Yield Index – $11,578

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay upon the Fund’s repurchase of the shareholder’s shares.

Semi-Annual Report | June 30, 2024	3

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2024 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 109.41%
ABPCI Direct Lending Fund ABS II LLC, Series 2022-2A, Class C, 8.24%, 3/1/2032(c)	$5,473,939	$5,084,317
ABPCI Direct Lending Fund ABS III LLC, Series 2023-1A, Class E, 12.05%, 2/1/2035(c)	16,500,000	16,022,312
ABPCI Direct Lending Fund ABS IV LP, Series 24-1A, Class C, 13.15%, 5/1/2034 (3M US SOFR + 780bps)(c)	11,000,000	10,890,000
ABPCI Direct Lending Fund CLO I LLC, Series 2023-12A, Class E, 15.00%, 4/29/2035 (3M US SOFR + 968bps)(c)	6,200,000	6,249,583
ABPCI Direct Lending Fund CLO Ltd., Series 2023-15A, Class E, 13.93%, 10/30/2035 (3M US SOFR + 860bps)(c)	3,000,000	3,028,485
ABPCI Direct Lending Fund CLO Ltd., Series 2019-5A, Class D, 13.45%, 1/20/2036 (3M US SOFR + 813bps)(c)	14,000,000	13,993,445
ABPCI Direct Lending Fund CLO Ltd., Series 2023-16A, Class E, 13.79%, 2/1/2036 (3M US SOFR + 861bps)(c)	12,000,000	12,069,725
Allegro CLO Ltd., Series 2018-2A, Class E, 11.49%, 7/15/2031 (3M US SOFR + 616bps)(c)	5,550,000	5,386,960
Barings Middle Market CLO Ltd., Series 2023-IIA, Class E, 15.76%, 1/20/2032 (3M US SOFR + 1043bps)(c)	8,500,000	8,354,480
Barings Middle Market CLO Ltd., Series 2021-IA, Class D, 14.24%, 7/20/2033 (3M US SOFR + 891bps)(c)	1,000,000	1,002,102
Barings Middle Market CLO Ltd., Series 2023-IA, Class D, 13.96%, 1/20/2036 (3M US SOFR + 862bps)(c)	11,500,000	11,568,335
BCC Middle Market CLO LLC, Series 2023-1A, Class E, 15.26%, 7/20/2035 (3M US SOFR + 984bps)(c)	3,750,000	3,771,032
BlackRock Maroon Bells CLO XI LLC, Series 2022-1A, Class E, 14.83%, 10/15/2034 (3M US SOFR + 950bps)(c)	4,218,750	4,229,274
Blackrock Mt. Hood CLO X LLC, Series 2023-1A, Class E, 15.37%, 4/20/2035 (3M US SOFR + 100.40bps)(c)	14,413,362	14,772,598
Brightwood Capital MM CLO Ltd., Series 2020-1A, Class ER, 14.05%, 1/15/2031 (3M US SOFR + 872bps)(c)	13,000,000	12,883,287
Brightwood Capital MM CLO Ltd., Series 2024-2A, Class E, 13.84%, 4/15/2036 (3M US SOFR + 855bps)(c)	5,000,000	5,049,942
Churchill Middle Market CLO Ltd., Series 2019-1A, Class ER, 13.44%, 4/23/2036 (3M US SOFR + 814bps)(c)	16,000,000	16,082,513
CIFC-LBC Middle Market CLO LLC, Series 2023-1A, Class E, 14.63%, 10/20/2035 (3M US SOFR + 930bps)(c)	3,750,000	3,792,189
Great Lakes CLO Ltd., Series 2021-5A, Class E, 13.09%, 4/15/2033 (3M US SOFR + 776bps)(c)	9,950,000	9,460,751
Guggenheim Corporate Funding, Series 2023-6A, Class E, 14.49%, 1/25/2036 (3M US SOFR + 911bps)(c)	7,500,000	7,586,401
See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2024 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 109.41%
HPS Private Credit CLO LLC, Series 2023-1A, Class E, 15.18%, 7/15/2035 (3M US SOFR + 985bps)(c)	$11,000,000	$11,087,370
HPS Private Credit CLO LLC, Series 2024-2A, Class E, 13.32%, 5/15/2036 (3M US SOFR + 812bps)(c)	16,000,000	16,053,590
Ivy Hill Middle Market Credit Fund, Ltd., Series 7A, Class ERR, 14.00%, 10/20/2033 (3M US SOFR + 868bps)(c)	3,000,000	2,960,971
Lake Shore MM CLO II Ltd., Series 19-2A, Class ERR, 13.76%, 10/17/2031 (3M US SOFR + 865bps)(c)	17,100,000	17,100,000
Lake Shore MM CLO V LLC, Series 22-1A, Class C, 14.47%, 10/15/2034 (3M US SOFR + 914bps)(c)	15,476,364	15,671,789
MCF CLO IV LLC, Series 2014-1A, Class ERR, 14.24%, 10/20/2033 (3M US SOFR + 891bps)(c)	1,500,000	1,493,284
MCF CLO VIII Ltd, Series 18-1A, Class ER, 13.33%, 4/18/2036 (3M US SOFR + 800bps)(c)	2,000,000	1,988,805
MCF CLO LLC, Series 2019-1A, Class ER, 13.54%, 4/17/2036 (3M US SOFR + 806bps)(c)	5,000,000	5,022,647
Monroe Capital MML CLO Ltd., Series 2019-2A, Class E, 14.29%, 10/22/2031 (3M US SOFR + 896bps)(c)	3,000,000	3,007,331
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 14.13%, 5/20/2033 (3M US SOFR + 880bps)(c)	6,000,000	5,901,758
Monroe Capital MML CLO Ltd., Series 2019-1X, Class ER, 14.08%, 11/22/2033 (3M US SOFR + 862bps)(c)	2,000,000	1,961,715
Monroe Capital MML CLO Ltd., Series 2023-1A, Class E, 14.83%, 9/23/2035 (3M US SOFR + 909bps)(c)	3,000,000	3,016,032
Monroe Capital MML CLO Ltd., Series 24-1A, Class E, 13.14%, 7/23/2036 (3M US SOFR + 779bps)(c)	24,000,000	23,280,000
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, 12.49%, 4/15/2030 (3M US SOFR + 716bps)(c)	1,250,000	1,253,275
Monroe Capital MML CLO VII Ltd., Series 2018-2A, Class E, 12.84%, 11/22/2030 (3M US SOFR + 751bps)(c)	6,000,000	6,013,900
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 13.95%, 11/22/2033 (3M US SOFR + 862bps)(c)	4,200,000	4,119,601
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER, 14.08%, 5/20/2034 (3M US SOFR + 875bps)(c)	4,500,000	4,448,960
Mountain View CLO LLC, Series 2017-1A, Class E, 12.04%, 10/16/2029 (3M US SOFR + 671bps)(c)	1,750,000	1,757,787
PennantPark CLO V Ltd., Series 2022-5A, Class ER, 13.27%, 10/15/2033 (3M US SOFR + 795bps)(c)	6,000,000	6,020,339
Rad CLO Ltd., Series 2018-2A, Class ER, 11.59%, 10/15/2031 (3M US SOFR + 626bps)(c)	3,600,000	3,610,271
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2024	5

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2024 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 109.41%
Sound Point CLO Ltd., Series 2017-1A, Class E, 11.55%, 1/23/2029 (3M US SOFR + 622bps)(c)	$3,000,000	$2,976,229
TCP Whitney CLO Ltd., Series 2017-1A, Class ER, 13.75%, 8/22/2033 (3M US SOFR + 842bps)(c)	4,000,000	3,907,447
Venture 46 CLO Ltd., Series 22-46A, Class E, 13.59%, 7/20/2035 (3M US SOFR + 826bps)(c)	2,000,000	2,017,756
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $310,296,121)		$315,948,588

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 5.08%

MONEY MARKET FUNDS - 5.08%

First American Government Obligations Fund, Class X, 5.23%(d)	14,657,463	$14,657,463
TOTAL SHORT-TERM INVESTMENTS (Cost $14,657,463)		14,657,463
TOTAL INVESTMENTS - 114.49% (Cost $324,953,584)		330,606,051
Liabilities in Excess of Other Assets - (14.49)%		(41,841,929)
NET ASSETS - 100.00%		$288,764,122

(a)    The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)   Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as of June 30, 2024 was $315,948,588, representing 109.41% of net assets.

(c)   Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)   Rate disclosed is the seven day effective yield as of June 30, 2024.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 Month SOFR as of June 30, 2024 was 5.35%

See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Statement of Assets and Liabilities
June 30, 2024 (Unaudited)
Assets
Investments in securities at fair value (cost $324,953,584)	$330,606,051
Receivable for fund shares sold	259,795
Dividends and interest receivable	9,808,968
Prepaid expenses	71,659
Total Assets	340,746,473
Liabilities
Payable for investments purchased	40,380,000
Mandatorily redeemable preferred stock (net of deferred financing costs of $204,138)(a) (see Note 9)	9,795,862
Incentive fee payable	1,288,952
Management fee payable	326,653
Payable for excise tax	47,606
Distributions payable on redeemable preferred stock	39,562
Payable for audit and tax services	34,807
Payable to trustees	22,468
Other accrued expenses	33,660
Payable to Administrator	12,781
Total Liabilities	51,982,351
Net Assets	$288,764,122
Net Assets consist of:
Paid-in capital	279,487,352
Accumulated earnings	9,276,770
Net Assets	$288,764,122
Fund Shares:
Net Assets	$288,764,122
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	13,275,324
Net asset value and offering price per share	$21.75

(a)        $10,000 liquidation value per share. 1,000 shares authorized, issued and outstanding.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2024	7

Flat Rock Enhanced Income Fund	Statement of Operations
For the six months ended June 30, 2024 (Unaudited)
Investment Income
Interest income	$18,142,491
Dividend income	346,344
Total investment income	18,488,835
Expenses
Incentive fees	2,351,783
Management fees	1,624,303
Distributions on redeemable preferred stock	454,379
Transfer agent fees and expenses	160,438
Administration expenses	90,845
Amortization of deferred financing cost	84,213
Audit and tax services fees	48,699
Excise tax expense	47,606
Legal expenses	38,200
Printing expenses	29,767
Registration expenses	24,905
Compliance expenses	11,933
Custodian expenses	10,561
Pricing expenses	8,302
Trustee expenses	7,469
Miscellaneous expenses	49,511
Total expenses	5,042,914
Net investment income	13,445,921
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net Realized gain (loss) on:
Investment securities	—
Change in unrealized appreciation on:
Investment securities	3,159,871
Net realized and change in unrealized appreciation on investments	3,159,871
Net increase in net assets resulting from operations	$16,605,792
See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Statements of Changes in Net Assets

	Flat Rock Enhanced Income Fund
	For the Six Months Ended June 30, 2024 (Unaudited)	For the Period Ended December 31, 2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$13,445,921	$11,090,256
Net change in unrealized appreciation of investment securities	3,159,871	2,492,596
Net increase in net assets resulting from operations	16,605,792	13,582,852
Distributions to Shareholders
Distributions paid from earnings	(13,024,577)	(8,007,162)
Capital Transactions
Proceeds from shares sold	110,433,260	170,214,229
Reinvestment of distributions	2,191,600	1,937,401
Cost of share repurchased	(4,330,402)	(938,871)
Net increase in net assets resulting from capital transactions	108,294,458	171,212,759
Total Increase in Net Assets	111,875,673	176,788,449
Net Assets
Beginning of period	176,888,449	100,000
End of period	$288,764,122	$176,888,449
Share Transactions
Shares sold	5,106,972	8,214,560
Shares issued in reinvestment of distributions	102,008	92,331
Shares repurchased	(201,026)	(44,521)
Total Shares Transactions	5,007,954	8,262,370

(a)        For the period January 3, 2023 (commencement of operations) to December 31, 2023.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2024	9

Flat Rock Enhanced Income Fund	Statement of Cash Flows
For the six months ended June 30, 2024 (Unaudited)
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$16,605,792
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(164,869,485)
Proceeds from sales of investment securities	21,823,560
Net purchase/(sales) of short-term investments securities	902,429
Amortization of premium and accretion of discount on investments, net	(2,874,070)
Net realized gain/(loss) on:
Investments	—
Net change in unrealized (appreciation)/depreciation on:
Investments	(3,159,871)
(Increase)/Decrease in assets:
Receivable for fund shares sold	655,888
Dividends and interest receivable	(5,313,245)
Prepaid expenses	(27,466)
Increase/(Decrease) in liabilities:
Mandatorily redeemable preferred stock	74,025
Payable for investments purchased	40,380,000
Management fee payable	126,823
Payable for excise tax	(71,544)
Payable for Administrator	(3,046)
Incentive fee payable	519,088
Distributions payable on redeemable preferred stock	(3,574)
Payable for audit and tax service	(50,108)
Payable to trustees	7,468
Other accrued expenses	7,455
Net cash used in operating activities	(95,269,881)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	110,433,260
Cost of shares repurchased	(4,330,402)
Distributions paid (net of reinvestments)	(10,832,977)
Net cash provided by financing activities	95,269,881
Net increase/(decrease) in cash	—
Cash, beginning of period	$—
Cash, end of period	$—
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	2,191,600
Cash paid for interest on mandatory redeemable preferred stock:	454,379
See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Financial Highlights
(For a share outstanding during each period)
	For the Six Months Ended June 30, 2024 (Unaudited)	For the Period Ended December 31, 2023*(a)
Selected Per Share Data
Net asset value, at beginning of period	$21.40	$20.00
Income from investment operations:
Net investment income(b)	1.28	2.55
Net realized and unrealized gain on investments	0.33	0.25
Total from investment operations	1.61	2.80
Less distributions to shareholders from:
Net investment income	(1.26)	(1.40)
Total distributions	(1.26)	(1.40)
Net asset value, at end of period	$21.75	$21.40
Total Return(c)(d)	7.70%	14.35%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$288,764	$176,888
Ratios to Average Net Assets (including distributions on mandatorily redeemable preferred stock)(e)
Ratio of expenses to average net assets including fee waivers	4.48%	3.68%(f)
Ratio of expenses to average net assets excluding waivers	4.48%	3.79%
Ratio of net investment income to average net assets including fee waivers	11.93%	12.17%
Ratio of net investment income to average net assets excluding fee waivers	11.93%	12.06%
Ratios to Average Net Assets (excluding distributions on mandatorily redeemable preferred stock)(e)
Ratio of expenses to average net assets including fee waivers	4.08%	3.54%(f)
Ratio of expenses to average net assets excluding waivers	4.08%	3.65%
Ratio of net investment income to average net assets including fee waivers	12.33%	12.31%
Ratio of net investment income to average net assets excluding fee waivers	12.33%	12.20%
Portfolio turnover rate	10%(d)	2%(d)
Redeemable Preferred Stock:
Liquidation value, end of period (000s)	$10,000	$10,000
Asset coverage, end of period per share(g)	29,860	18,705

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2024	11

Flat Rock Enhanced Income Fund	Financial Highlights
(For a share outstanding during each period)

(a)        For the period January 3, 2023 (commencement of operations) to December 31, 2023.

(b)        Based on average shares outstanding during the period.

(c)     Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)     Not annualized.

(e)     Annualized.

(f)     The ratio of expenses to average net assets including fee waivers includes $101,463 in voluntary advisory waivers representing (0.11)%. For the period from January 3, 2023 to April 30, 2023, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

(g)   Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)
1. ORGANIZATION

Flat Rock Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on April 19, 2022 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to January 3, 2023, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 9. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Semi-Annual Report | June 30, 2024	13

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board. The Adviser is not considered a valuation designee for purposes of Rule 2a-5.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests in junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

Federal Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s December 2023, year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended June 30, 2024, the Fund did not incur any interest or penalties.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | June 30, 2024	15

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$315,948,588	$315,948,588
Short-Term Investments	14,657,463	—	—	14,657,463
Total	$14,657,463	$—	$315,948,588	$330,606,051

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2024:

	Balance as of December 31, 2023	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Transfer in Level 3*(a)	Transfer out Level 3*(b)	Balance as of June 30, 2024
Collateralized Loan Obligations Debt	$166,868,722	$—	$2,874,070	$3,159,871	$164,869,485	$(21,823,560)	$—	$—	$315,948,588

*      The amount of transfers in and/or out are reflected at the reporting period end.

(a)   Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Board, in conformity with guidelines adopted by the Board, and are categorized as Level 3 inputs as of June 30, 2024.

(b)   Transfers out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2024, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2024.

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2024 was as follows:

Net Change in Unrealized Appreciation (Depreciation)
Collateralized Loan Obligations Debt	$3,159,871
Total	$3,159,871

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2024:

Assets	Fair Value at June 30, 2024	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Debt	$264,678,588	Market Quotes	NBIB(1)	92.88 – 102.49/ (99.70)	N/A
	51,270,000	Recent transaction	Acquisition cost	97.00 – 100.00/ (98.43)	N/A

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

(1)   The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)   Weighted averages are calculated based on fair value of investments.

(3)   The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0588%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0588%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.0588% in any calendar quarter; and

Semi-Annual Report | June 30, 2024	17

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

•     15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0588% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the six months ended June 30, 2024, the Adviser earned $1,624,303 in management fees and $2,351,783 in incentive fees. The Adviser paid all expenses related to the organization, offering, and initial registration of the Fund. Such expenses are not subject to repayment by the Fund to the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of a Distribution Agreement, the Distributor receives fees from the Fund for these services.

Ultimus, U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of February, May, August and November. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2024, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the repurchase pricing dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 9, 2024	April 10, 2024
Repurchase Request Deadline	February 14, 2024	May 15, 2024
Repurchase Pricing Date	February 14, 2024	May 15, 2024
Amount Repurchased	$2,561,051	$1,769,351
Shares Repurchased	119,452	81,574

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the period ended June 30, 2024, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$107,333,000	$21,823,560
7. TAXES

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2024, was as follows:

Gross Unrealized Appreciation	$5,715,008
Gross Unrealized Depreciation	(62,541)
Net Unrealized Appreciation on Investments	$5,652,467
Tax Cost	$324,953,584

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal period ended December 31, 2023, was as follows:

2023
Distributions paid from:
Ordinary Income	$8,007,162
Long-Term Capital Gain	—
Total	$8,007,162

At December 31, 2023, the components of accumulated earnings/(accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$3,202,959
Undistributed Long-Term Capital Gains	—
Unrealized Appreciation	2,492,596
Total	$5,695,555
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (global market risk) or failure or inability of the other party to a transaction to perform (credit risk).

Semi-Annual Report | June 30, 2024	19

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility, and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support

Semi-Annual Report | June 30, 2024	21

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non‐payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high‐yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third‐party bid‐ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2024, the Fund had issued and outstanding 1,000 shares of Series A Term Preferred Shares. The Series A Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 of Series A Term Preferred Shares on November 7, 2023. The Series A Term Preferred Shares are entitled to a dividend at a rate of 3 month SOFR + 3.75% per year

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)

based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on November 9, 2023.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Estimated Fair Value as of June 30, 2024
Series A	November 9, 2025	3M SOFR + 3.75%	$1,000	$10,000,000	$204,138	$9,795,862.00	$10,013,022

The following table summarizes the valuation techniques and unobservable inputs used for the valuation of the Fund’s outstanding Preferred Shares:

Assets	Fair Value as of 6/30/2024	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Floating Rate Series A Cumulative Term Preferred Shares Due 2025	10,013,022	Income Approach (Discounted Cash Flow Model)	Discount Rates	8.00% – 8.75%/8.25%	Decrease

(1)   Weighted averages are calculated based on fair value of investments.

(2)   The impact on fair value measurement of an increase in each unobservable input is in isolation.

10. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was first applied to the reinvestment of cash distributions paid on or after May 9, 2023.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Semi-Annual Report | June 30, 2024	23

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2024 (Unaudited)
12. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2024, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 9, 2024	July 8, 2024	July 10, 2024	$0.210
8/9/2024	8/8/2024	8/12/2024	$0.210

On July 10, 2024, the Fund commenced a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers was as follow:

Repurchase Offer
Commencement Date	July 10, 2024
Repurchase Request Deadline	August 14, 2024
Repurchase Pricing Date	August 14, 2024
Amount Repurchased	$3,926,585
Shares Repurchased	180,782

24	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2024 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	Rev. Oct. 2022
FACTS	WHAT DOES FLAT ROCK ENHANCED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Enhanced Income Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2024	25

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2024 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Enhanced Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2024 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Enhanced Income Fund
WHAT WE DO
How does Flat Rock Enhanced Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Enhanced Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2024	27

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2024 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Enhanced Income Fund doesn’t jointly market.

Flat Rock Enhanced Income Fund	Renewal of Investment Advisory Agreement
June 30, 2024 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Enhanced Income Fund (the “Fund”) held on January 19, 2024, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that the Adviser was formed in 2016 and provided investment advisory services to three closed-end management companies that were operated as interval funds. The Board considered the qualifications of the key personnel servicing the Fund, and discussed personnel changes that occurred during the past year. The Board expressed continued satisfaction with the quality of the advisory personnel and acknowledged the respected status of advisory personnel in the CLO industry. The Board discussed the Adviser’s robust investment process, and the Adviser’s depth of experience in CLO investing. The Board reviewed the Adviser’s compliance practices, and spoke favorably regarding the effectiveness of the Adviser’s chief compliance officer. The Board considered the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase over time, and totaled approximately $830 million as of December 31, 2023. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board considered that since inception the Fund returned 14.40%, outperforming its benchmarks. The Board noted that the Fund underperformed its peer group, however, the Board acknowledged that the Fund had been operational for less than one year, and had spent most of that year building up its portfolio. The Board noted that the Fund had maintained low volatility since inception.

Fees and Expenses. The Board considered that the management fee paid by the Fund to the Adviser was higher than the peer group average fee, but the Fund’s expense ratio was lower. The Board considered that the Adviser voluntarily waived certain fees for its first few months of operations. The Board discussed the Adviser’s assertion that the Fund’s expenses would still have been below or in line with peers if the Adviser had not voluntarily waived fees. The Board considered the expertise of the Adviser and the specialized knowledge required to manage the Fund. The Board considered the incentive fees charged by the Adviser to the Fund and discussed that the incentive fee was only payable if the Fund’s return exceed an annualized hurdle rate of 7.0%. The Board concluded that the fees were reasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Semi-Annual Report | June 30, 2024	29

Flat Rock Enhanced Income Fund	Renewal of Investment Advisory Agreement
June 30, 2024 (Unaudited)

Profitability. The Board noted that the Adviser profited modestly from its relationship with the Fund during 2023, before consideration of the Adviser’s expenses related to selling the Fund. The Board considered the fees and expenses of the Fund in relation to the Fund’s profitability, and considered the knowledge and expertise of the Adviser. After deliberation, the Board concluded that the Adviser’s profits were reasonable in light of the services provided by the Adviser.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

30	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Enhanced Income Fund.

(b)    Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Companies.

Not applicable to Registrant.

Item 6. Investments.

(a)     The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)    Not applicable to Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable to Registrant.

(b)    Not applicable to Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable to semi-annual report.

(b)    Not applicable to Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 16. Controls and Procedures.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)  Not applicable to Registrant.

(a)(3)  The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, filed herewith.

(a)(4)  Not applicable.

(a)(5)  Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Enhanced Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/6/2024
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	9/6/2024